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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): June 14, 2001




                           COAST DENTAL SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                 000-21501                    59-3136131
          --------                 ---------                    ----------
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


       2502 Rocky Point Drive, Suite 1000
                  Tampa, Florida                           33607
    ----------------------------------------             ----------
    (Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code:           (813) 288-1999


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ITEM 5.           OTHER EVENTS.

         On June 21, 2001, Coast Dental Services, Inc. (the "Company") announced that on June 14, 2001 it received a Nasdaq Staff Determination indicating that the Company's common stock is subject to delisting from the Nasdaq National Market because the Company failed to maintain a minimum market value of public float of $5,000,000 over the previous 30 consecutive trading days, as required by Marketplace Rule 4450(a)(2). The Company also announced that it intended to request a hearing before the Nasdaq Listing Qualifications Panel to review the Staff Determination. A copy of the press release is filed herewith as Exhibit
99.1 and incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  See Exhibit Index attached hereto.


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                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in the press release filed with this Form 8-K and oral statements by directors or officers of the Company that are not based on historical fact may constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934. The terms "Coast Dental," "company," "we," "our" and "us" refer to Coast Dental Services, Inc. The words "expect," "believe," "goal," "plan," "intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the company, its directors or its officers. You are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward looking statements as a result of various factors, including the Company's ability to maintain its listing with Nasdaq, and the various factors identified in our filings from time-to-time with the SEC. The Company undertakes no obligation to publicly update or revise forward looking statements to reflect events or circumstances after the date of the press release and this Form 8-K or to reflect the occurrence of unanticipated events.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        COAST DENTAL SERVICES, INC.



                                        By:/s/William H. Geary, III
                                           -------------------------------------
                                           William H. Geary, III
                                           Chief Financial Officer and Secretary


Dated: June 29, 2001


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                                  EXHIBIT INDEX
Exhibit
Number   Exhibit Description
-------  -------------------

 99.1 Press Release dated June 21, 2001 announcing the Nasdaq Staff Determination that the Company's common stock is subject to delisting from the Nasdaq National Market.



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